Supplement dated January 28, 2009, to the Combined Variable Annuity Funds Prospectus

dated April 30, 2008

MTB Large Cap Growth Fund II

MTB Large Cap Value Fund II

MTB Managed Allocation Fund – Conservative Growth II

MTB Managed Allocation Fund – Aggressive Growth II

The purpose of this supplement is to inform you that on January 14, 2009, MTB Investment Advisors, Inc. (“MTBIA”), the advisor of the MTB Group of Funds (the “MTB Funds”), recommended, and the Board of Trustees of the MTB Funds approved, the liquidation of each of the following portfolios (each, a “Fund” and together, the “Funds”) as being in the best interests of the Fund’s shareholders:

MTB Large Cap Growth Fund II

MTB Large Cap Value Fund II

MTB Managed Allocation Fund – Conservative Growth II

MTB Managed Allocation Fund – Aggressive Growth II

The shareholders of each Fund are insurance company separate accounts that serve as the investment medium for variable annuity contracts and variable life insurance policies issued by the insurance companies. It is anticipated that the separate accounts will give their contract owners appropriate notice of the liquidation.

Effective upon the close of the New York Stock Exchange on February 27, 2009, the Funds will no longer accept purchase orders.

In connection with its liquidation, each Fund may depart from its stated goals, strategies and techniques as it begins to convert all of its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

Each Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and the brokerage and other transaction costs associated with selling portfolio holdings to effect the liquidation.

The liquidation is expected to occur on or about April 24, 2009. On the liquidation date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by each shareholder, and each Fund will then be dissolved.